UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
July 24, 2008

Optium Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33109	59-3684497
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 Precision Drive

Horsham, PA 19044

(Address of principal executive offices)

Registrant’s telephone number, including area code:
(267) 803-3800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On July 24, 2008, Optium Corporation (“Optium”) and Finisar Corporation (“Finisar”) issued a joint press release announcing that their respective stockholders would vote on the pending merger of a wholly-owned subsidiary of Finisar with Optium at separate meetings to be held on August 28, 2009.  A copy of the joint press release is attached as Exhibit 99.1.

Important Additional Information

In connection with the proposed combination of Finisar and Optium, Finisar has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus and Optium has filed with the SEC the same Joint Proxy Statement/Prospectus.  The definitive Joint Proxy Statement/Prospectus will be mailed to the stockholders of Finisar and Optium within the next few business days.  Each company will also file with the SEC from time to time other documents relating to the proposed combination.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE JOINT PROXY STATEMENT/PROSPECTUS AS FILED WITH THE SEC, AND OTHER DOCUMENTS FILED BY EITHER FINISAR OR OPTIUM WITH THE SEC RELATING TO THE PROPOSED COMBINATION WHEN THEY ARE FILED, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED COMBINATION.

Copies of the documents filed with the SEC by Finisar or Optium may be obtained free of charge from the SEC website maintained at www.sec.gov.  In addition, Finisar’s SEC filings may be obtained free of charge from Finisar’s website (www.Finisar.com) or by calling Finisar’s Investor Relations department at 408-542-5050 and Optium’s filings may be obtained free of charge from Optium’s website (www.Optium.com) or by calling Optium’s Investor Relations department at 267-803-3801.

Each of Finisar and Optium, and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from that company’s respective stockholders in connection with the proposed combination.  Information about the directors and executive officers of Finisar (including their respective ownership of Finisar shares) and the directors and executive officers of Optium (including their respective ownership of Optium shares) is contained in the Joint Proxy Statement/Prospects filed with the SEC.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.:	Description

Exhibit 99.1	Joint press release issued on July 24, 2008 by Finisar Corporation and Optium Corporation

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 24, 2008

Optium Corporation

By:	/s/ Christopher E. Brown
Christopher E. Brown
General Counsel, Vice President of Corporate
Development and Secretary